UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2003

SNB BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	000-23261 (Commission File No.)	58-2107916 (IRS Employer I.D. No.)

4219 Forsyth Road, Macon, Georgia 31210

(Address of principal executive offices)

(478) 722-6200

Registrant’s Telephone Number, including area code

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. Other Events

On June 3, 2003, SNB Bancshares, Inc. changed its name to Security Bank Corporation. The name change was approved by a majority vote of the shareholders at a special meeting on May 29, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNB BANCSHARES, INC.

Date: June 4, 2003	By:	/s/ H. AVERETT WALKER
H. Averett Walker President and Chief Executive Officer